                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

--------------------------------------------------------------------------------
                           CIB MARINE BANCSHARES, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement:

      (3)   Filing Party:

      (4)   Date Filed:

                          CIB MARINE BANCSHARES, INC.
                             N27 W24025 PAUL COURT
                           PEWAUKEE, WISCONSIN 53072

                                                                  April 17, 2003

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held on Thursday, May 22, 2003, at 2:00 p.m., at the offices of Alto-Shaam, Inc. located at W164 N9221 Water Street, Menomonee Falls, Wisconsin. At the meeting, we will be asking you to elect three directors of CIB Marine.

     Included with this letter are an attached notice of meeting and Proxy Statement, as well as a proxy card and a copy of CIB Marine's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission.

     Your vote is important. Whether or not you plan to attend the meeting and regardless of the size of your holdings, we encourage you to sign, date and promptly return the enclosed proxy card in the envelope provided. This will ensure that your shares are represented at the meeting. Your right to vote in person at the meeting is not affected by returning the proxy card.

     On behalf of the Board of Directors, and officers and employees of CIB Marine, we would like to thank you for your continued interest and support, and your attention to this important matter.

                                            Sincerely,

                                            /s/ J. Michael Straka
                                            J. Michael Straka
                                            President and Chief Executive
                                            Officer

                          CIB MARINE BANCSHARES, INC.
                             N27 W24025 PAUL COURT
                           PEWAUKEE, WISCONSIN 53072

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2003

To the Shareholders of CIB Marine Bancshares, Inc.

     Notice is hereby given that the annual meeting of shareholders of CIB Marine Bancshares, Inc. will be held at the offices of Alto-Shaam, Inc. located at W164 N9221 Water Street, Menomonee Falls, Wisconsin, on Thursday, May 22, 2003, at 2:00 p.m.. The purpose of the meeting is to:

     1. elect three directors of CIB Marine, each for a three-year term; and

     2. to transact any other business that may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 7, 2003, as the record date for determining shareholders entitled to notice of, and to vote at the meeting. A Proxy Statement with respect to the meeting accompanies and forms a part of this Notice. A list of shareholders entitled to vote at the meeting will be available for inspection at CIB Marine's executive office located at N27 W24025 Paul Court, Pewaukee, Wisconsin 53072, for a period beginning two business days after the date of this Notice and ending on the date of the meeting. The shareholder list will also be available for inspection at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Donald J. Straka
                                            Donald J. Straka
                                            Senior Vice President, Chief Legal
                                            Officer and Secretary

                                            April 17, 2003

                          CIB MARINE BANCSHARES, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 22, 2003

     The Board of Directors of CIB Marine Bancshares, Inc., a Wisconsin corporation, is soliciting proxies for the annual meeting of shareholders of CIB Marine to be held on Thursday, May 22, 2003, at 2:00 p.m., at the at the offices of Alto-Shaam, Inc. located at W164 N9221 Water Street, Menomonee Falls, Wisconsin. Voting materials, which include the Proxy Statement, proxy card, and CIB Marine's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, are being mailed to shareholders on or about April 17, 2003, and contain important information for you to consider in voting on the matters brought before the meeting. Please read the materials carefully.

     The Board has set the close of business on April 7, 2003, as the record date for the meeting. Shareholders who owned CIB Marine common stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 18,292,778 shares of CIB Marine common stock entitled to vote on the record date.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card from us because you own shares of CIB Marine common stock. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

     If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

     You are being asked to vote on the election of three directors of CIB Marine. This matter is more fully described in this Proxy Statement.

HOW DO I VOTE?

     You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

     If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all three nominees for director named in this Proxy Statement.

     If you want to vote in person, please come to the meeting. CIB Marine will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

     If you received this Proxy Statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

     Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors. Nevertheless, CIB Marine encourages you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - signing another proxy with a later date and returning that proxy to CIB Marine;

     - sending notice to CIB Marine that you are revoking your proxy; or

     - voting in person at the meeting.

     You should send any later dated proxy or notice of revocation to: CIB Marine Bancshares, Inc., N27 W24025 Paul Court, Pewaukee, Wisconsin 53072,
Attention: Donald J. Straka, Secretary.

     If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

HOW MANY VOTES DO WE NEED TO HOLD THE ANNUAL MEETING?

     A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

     Shares are counted as present at the meeting if the shareholder either:

     - is present and votes in person at the meeting; or

     - has properly submitted a signed proxy card or other proxy.

WHAT HAPPENS IF ANY NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than three nominees. The Board has no reason to believe any nominee will be unable to stand for re-election.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

     You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

     The three individuals receiving the highest number of votes cast "for" their election will be elected as directors of CIB Marine.

HOW ARE VOTES COUNTED?

     Voting results will be tabulated and certified by our transfer agent, Computershare Investor Services, LLC.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     CIB Marine will announce voting results at the meeting. The voting results will also be disclosed in CIB Marine's Form 10-Q for the quarter ended June 30, 2003.

WHO BEARS THE COST OF SOLICITING PROXIES?

     CIB Marine will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of CIB Marine or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. CIB Marine may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

--------------------------------------------------------------------------------
                      PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     CIB Marine currently has ten directors on its Board of Directors. The directors serve staggered terms. This is accomplished as follows:

     - the directors are divided into three classes;

     - two classes consist of three directors, and the third class consists of four directors;

     - each director serves a three-year term; and

     - the term of each class of directors expires in different years.

     Three directors will be elected at the meeting to serve for a three-year term expiring at our annual meeting in 2006. The Board has nominated C. Todd Atkins, John T. Bean and J. Michael Straka. Each nominee is currently serving as a director and has consented to serve for a new term. C. Todd Atkins was nominated and unanimously elected to the Board at its regular meeting held on February 27, 2003, to fill the vacancy created on the Board as a result of the resignation of Steven C. Hillard during 2002.

INFORMATION REGARDING NOMINEES AND DIRECTORS

                             SERVING            POSITION WITH CIB MARINE OR OTHER
NAME AND AGE                  SINCE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------                 -------   ----------------------------------------------------
Nominees for Election at the Annual Meeting to Serve Until 2006:
  C. Todd Atkins (36)         2003     Real estate developer and investor through various
                                       closely held real estate and investment companies
                                       since 1997; associate of The Atkins Group, a real
                                       estate management and development company, since
                                       1990. Director of Central Illinois Bank since 1992.
  John T. Bean (42)           1998     President, Chief Executive Officer and Director of
                                       CIB Bank-Chicago, a subsidiary bank of CIB Marine,
                                       since January 1997; Executive Vice President of
                                       Central Illinois Bank MC, a subsidiary bank of CIB
                                       Marine, from October 1994 to January 1997; and
                                       Senior Vice President of Central Illinois Bank, a
                                       subsidiary bank of CIB Marine, from November 1993 to
                                       October 1994.
  J. Michael Straka (65)(1)   1987     President and Chief Executive Officer of CIB Marine
                                       since 1987; and Director or Chairman and Director of
                                       each of CIB Marine's bank and non-bank subsidiaries,
                                       including Central Illinois Bank since 1987, CIB Bank
                                       -Chicago since 1994, Marine Bank -Wisconsin since
                                       1997, CIB Bank -- Indiana since 1998, Marine Bank
                                       FSB since November 1999, Citrus Bank, N.A. since
                                       2001, CIB Marine Information Services, Inc. since
                                       1990, Mortgage Services, Inc. since 1995, CIB Marine
                                       Capital, LLC since 2001, and CIB Marine Commercial
                                       Finance, LLC since 2002.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" C. TODD ATKINS, JOHN T. BEAN AND
J. MICHAEL STRAKA.

Directors Continuing to Serve Until 2005:
  Jose Araujo (57)            1988     International Business Development Officer of Citrus
                                       Bank, N.A. since April 2003; President of Joaraucar
                                       Consulting, Inc., an industrial gas service company,
                                       since October 1997; and President of Gascarb, a
                                       carbon dioxide manufacturing company, from February
                                       1969 to September 1997.
  Jerry D. Maahs (71)         1987     Chairman and Chief Executive Officer of Alto Shaam,
                                       Inc. since 2001; President and Chief Executive
                                       Officer of Alto Shaam, Inc. from 1968 to 2001;
                                       President and Chief Executive Officer of Enthermics,
                                       Inc., manufacturers of food service equipment, since
                                       1968; and President and Chief Executive Officer of
                                       AS International, an international sales company
                                       since 1975.
  Howard E. Zimmerman (74)    1987     Chairman of the Board of Zimmerman Real Estate
                                       Group, a real estate appraisal and consulting
                                       company, since 1986.

---------------

(1) J. Michael Straka is the father of Donald J. Straka, Senior Vice President, Chief Legal
    Officer and Secretary of CIB Marine, and Patrick J. Straka, Senior Vice President and
    Chief Investment Officer of CIB Marine.

                             SERVING            POSITION WITH CIB MARINE OR OTHER
NAME AND AGE                  SINCE        PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------                 -------   ----------------------------------------------------
Directors Continuing to Serve Until 2004:
  Norman E. Baker (56)        1988     President and Chief Executive Officer of Estoy
                                       Pronto, Inc., a consulting and investment company,
                                       since July 1994; and President and Chief Executive
                                       Officer of Associated Storage and Transfer, a
                                       warehousing and trucking company, from July 1969 to
                                       July 1996.
  W. Scott Blake (42)         1987     President of Blake Capital Corp., a real estate
                                       development, investment and property management
                                       company, since July 1998; and President of
                                       Blake-Weise Real Estate Corp., a real estate
                                       development, investment and property management
                                       company, from October 1988 to June 1998.
  Dean M. Katsaros (47)       1995     Owner of Katsaros & Associates, a tax and accounting
                                       business, since September 1981; General Partner, KB
                                       Consultants, a computer equipment sales and computer
                                       consulting services company, from May 1990 to
                                       September 2002.
  Donald M. Trilling (72)     1987     Chairman of the Board of CIB Marine since September
                                       1987; Secretary of Illini Tile Distributors Inc., an
                                       importer and distributor of ceramic tiles, since
                                       1983.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of CIB Marine held 12 meetings during 2002. The Board of Directors has standing Audit, Compensation and Stock Option Committees. CIB Marine does not have a standing nominating committee. During 2002, each director of CIB Marine attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of any committee on which such director served.

     The Audit Committee consists of C. Todd Atkins, Norman E. Baker, W. Scott Blake, Dean M. Katsaros and Donald M. Trilling. Mr. Katsaros is the Chairman of this committee. Mr. Atkins joined the audit committee on March 31, 2003 to replace Jose Araujo who resigned from the audit committee on April 1, 2003 to become International Business Development Officer of Citrus Bank, N.A., on April 15, 2003. The members of the Audit Committee are independent directors within the meaning of Rule 4200 (a)(14) of the Rules of the National Association of Securities Dealers, Inc. This committee met five times during 2002. The purpose of the Audit Committee is to assist the Board in its general oversight of CIB Marine's financial reporting, internal controls and audit functions. This committee's specific duties, responsibilities and authorities are set forth in the Audit Committee Charter adopted by the Board of Directors. A copy of the Charter is attached hereto as Appendix A.

     The Compensation Committee consists of W. Scott Blake, Dean M. Katsaros, Donald M. Trilling and Howard E. Zimmerman. Mr. Zimmerman is the Chairman of this committee. This committee met twice during 2002. Its duties include:

     - establishing policies relating to executive compensation;

     - determining the salary and bonus of the "Named Executive Officers" (as such term is defined below under the caption "Executive
       Compensation -- Summary of Cash and Certain Other Compensation"); and

     - recommending to the Board of Directors the adoption of, or any substantive amendments to, any employee benefit or long-term executive compensation plan or program in which Named Executive Officers participate.

     The Stock Option Committee consists of W. Scott Blake, Dean M. Katsaros, Donald M. Trilling and Howard E. Zimmerman, the same members as the Compensation Committee. Mr. Zimmerman is the Chairman of this committee. This committee did not meet during 2002. Its duties include:

     - administering the CIB Marine Bancshares, Inc. 1999 Stock Option and Incentive Plan, as amended (the "Stock Option Plan");

     - recommending to the Board of Directors individuals to receive option grants; and

     - recommending the material terms of such option grants.

DIRECTORS' FEES AND COMPENSATION

     During 2002 , (i) each director, except John T. Bean, received an annual retainer fee in the amount of $10,000; (ii) each director, except Mr. Bean, was paid a fee of $1,000 for each meeting of the Board of Directors attended; (iii) each director, except Mr. Bean, serving on the audit committee received $500 for each committee meeting attended through the third quarter of 2002, and $1,000 for each committee meeting attended during the fourth quarter of 2002; and (iv) each director, except Mr. Bean, serving on the compensation committee received $500 for each meeting attended during 2002.

DIRECTORS' DEFERRED COMPENSATION PLAN

     Effective December 1994, CIB Marine adopted a plan allowing directors to elect to defer receipt of all or a portion of their director fees. Under the plan, any director may enter into a written deferred compensation agreement under which that director's fees are retained by CIB Marine in a segregated account. These fees remain an asset of CIB Marine, subject to the claims of its creditors, until paid to the director under the agreement. The deferred directors' fees accrue interest, and a director has a right to cancel future deferrals at any time. The fees may be withdrawn and are payable in equal monthly installments over a period of five years at the time of retirement or upon the death of the director, either before or after retirement. If the director resigns from the Board, the deferred fees are paid in full in a single lump sum payment.

MANAGEMENT INDEBTEDNESS

     Directors and executive officers of CIB Marine, including members of their immediate families and companies with which they are affiliated, were customers of, and had banking transactions with, CIB Marine's subsidiary banks and mortgage subsidiary in the ordinary course of business during 2002. These transactions included loans, fiduciary relationships, and deposits. All loans to CIB Marine's directors and executive officers, any member of their immediate family, or any corporation or organization of which any of them is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities were (1) made in the ordinary course of business, (2) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (3) did not involve more than the normal risk of collectibility or contain other unfavorable features.

STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of April 7, 2003, the number of shares of common stock beneficially owned by (1) each director of CIB Marine (including nominees), (2) each of the "Named Executive Officers," and (3) all directors and executive officers of CIB Marine as a group. Except as otherwise indicated, each person listed has sole voting and investment power over shares beneficially owned.

                                                              COMMON SHARES
                                                              BENEFICIALLY        PERCENT
NAME OF BENEFICIAL OWNER                                          OWNED           OF CLASS
------------------------                                      -------------   ----------------
Jose Araujo.................................................      108,280(1)           *
C. Todd Atkins..............................................       89,925(2)           *
Norman E. Baker.............................................      395,230(3)        2.10%
John T. Bean................................................       81,240(4)           *
W. Scott Blake..............................................      158,980(5)           *
Stephen C. Bonnell..........................................       76,488(6)           *
Dean M. Katsaros............................................      340,930(7)        1.81%
Steven T. Klitzing..........................................       69,975(8)           *
Jerry D. Maahs..............................................      310,330(9)        1.64%
Michael L. Rechkemmer.......................................       47,038(10)          *
Donald J. Straka............................................       46,282(11)          *
J. Michael Straka...........................................      291,560(12)       1.55%
Donald M. Trilling..........................................      224,612(13)       1.19%
Howard E. Zimmerman.........................................      141,380(14)          *
All directors and executive officers as a group (15
  persons)..................................................    2,405,299(15)      12.75%

---------------

  *  Less than one percent.

 (1) Includes 25,780 shares that Mr. Araujo has the right to acquire within 60 days upon the exercise of stock options.

 (2) Includes 18,000 shares held in trust for the benefit of Mr. Atkins' children and 3,450 shares Mr. Atkins has the right to acquire within 60 days upon the exercise of stock options.

 (3) Includes 25,780 shares Mr. Baker has the right to acquire within 60 days upon the exercise of stock options.

 (4) Includes 7,500 shares jointly owned by Mr. Bean and his wife, 1,950 shares owned by Mr. Bean's wife, and 58,027 shares that Mr. Bean has the right to acquire within 60 days upon the exercise of stock options.

 (5) Includes 25,780 shares that Mr. Blake has the right to acquire within 60 days upon the exercise of stock options.

 (6) Includes 53,524 shares that Mr. Bonnell has the right to acquire within 60 days upon the exercise of stock options.

 (7) Includes 120,600 shares jointly owned by Mr. Katsaros and his wife and 26,680 shares that Mr. Katsaros has the right to acquire within 60 days upon the exercise of stock options.

 (8) Includes 51,345 shares that Mr. Klitzing has the right to acquire within 60 days upon the exercise of stock options.

 (9) Includes 285,000 shares jointly owned by Mr. Maahs and his wife and 25,330 shares that Mr. Maahs has the right to acquire within 60 days upon the exercise of stock options.

(10) Includes 35,922 shares that Mr. Rechkemmer has the right to acquire within 60 days upon the exercise of stock options.

(11) Includes 400 shares jointly owned by Mr. Straka and his wife, 4,800 shares owned by a partnership with respect to which Mr. Straka shares voting and investment power, and 36,716 shares Mr. Straka has the right to acquire within 60 days upon exercise of stock options.

(12) Includes 112,455 shares jointly owned by Mr. Straka and his wife, 3,000 shares owned by Mr. Straka's wife, 6,300 shares owned by partnerships with respect to which Mr. Straka shares voting and investment power, and 109,539 shares that Mr. Straka has the right to acquire within 60 days upon the exercise of stock options.

(13) Includes 68,705 shares held in a trust for the benefit of Mr. Trilling's wife and 27,130 shares that Mr. Trilling has the right to acquire within 60 days upon the exercise of stock options.

(14) Includes 11,250 shares held in a trust for the benefit of Mr. Zimmerman's wife and 25,780 shares Mr. Zimmerman has the right to acquire within 60 days upon the exercise of stock options.

(15) Includes, in addition to those shares footnoted above, 20,619 shares which other executive officers as a group have the right to acquire within 60 days upon the exercise of stock options.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of CIB Marine and the four other highest paid executive officers of CIB Marine. These executive officers are sometimes referred to in this Proxy Statement as the "Named Executive Officers."

                                                           ANNUAL          LONG-TERM
                                                      COMPENSATION(1)     COMPENSATION
                                                     ------------------   ------------
                                                                           SECURITIES
                                                                           UNDERLYING
                                                                             STOCK        ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR     SALARY     BONUS     OPTIONS(#)     COMP.(2)
---------------------------                  ----    --------   -------   ------------    ---------
J. Michael Straka..........................  2002    $500,000   $    --          --        $88,702
  President and                              2001     400,000    32,423      34,950         86,302
  Chief Executive Officer                    2000     270,000    27,000      29,348         67,423
Donald J. Straka...........................  2002    $180,000   $    --          --        $ 4,611
  Senior Vice President,                     2001     161,250    13,154      13,543          7,063
  Chief Legal Officer and                    2000     142,000    14,200      11,372          7,400
  Secretary
Steven T. Klitzing.........................  2002    $180,000   $    --          --        $ 4,232
  Senior Vice President,                     2001     161,250    12,963      13,543          9,111
  Chief Financial Officer and                2000     132,195    13,220      10,369          8,098
  Treasurer
Stephen C. Bonnell.........................  2002    $165,000   $    --          --        $ 4,831
  Senior Vice President and                  2001     143,000    11,725       8,912          5,312
  Chief Credit Officer                       2000     123,705    12,944       9,881          7,395
Michael L. Rechkemmer......................  2002    $165,000   $    --          --        $ 4,211
  Executive Vice President and               2001     150,000    12,104       9,830          5,506
  Chief Operating Officer                    2000     125,000    12,500      10,190          5,606

---------------

(1) Includes amounts earned in the fiscal year, whether or not deferred. As permitted by rules established by the SEC, no amounts are shown with respect to certain "perquisites" where such amounts do not exceed in the aggregate the lesser of 10% of salary plus bonus or $50,000.

(2) All other compensation for each Named Executive Officer consists of the following:

                                     BOARD OF     LIFE
                                     DIRECTOR   INSURANCE       ESOP       VACATION
NAME                          YEAR   FEES(A)    PREMIUMS    CONTRIBUTION    PAYOUT     TOTAL
----                          ----   --------   ---------   ------------   --------   -------
J. Michael Straka...........  2002   $79,500     $5,122        $4,080       $   --    $88,702
                              2001    74,300      2,957         3,749        5,296     86,302
                              2000    57,200      2,922         4,051        3,250     67,423
Donald J. Straka............  2002   $   500     $  171        $3,940       $   --    $ 4,611
                              2001        --        135         3,749        3,179      7,063
                              2000        --        130         3,763        3,507      7,400
Steven T. Klitzing..........  2002        --     $  245        $3,987       $   --    $ 4,232
                              2001        --        185         3,749        5,177      9,111
                              2000        --        177         3,601        4,320      8,098
Stephen C. Bonnell..........  2002   $   500     $  669        $3,662       $   --    $ 4,831
                              2001        --        606         3,541        1,165      5,312
                              2000        --        686         3,373        3,336      7,395
Michael L. Rechkemmer.......  2002        --     $  561        $3,650       $   --    $ 4,211
                              2001        --        555         3,653        1,298      5,506
                              2000        --        550         3,328        1,728      5,606

---------------

(a) Includes payment for meetings of the Board of Directors of CIB Marine and its subsidiaries and for committee meetings of its subsidiaries.

OPTIONS

     No stock options were granted during 2002 to the Named Executive Officers.

     The following table sets forth information regarding shares acquired on the exercise of stock options during 2002 and the year-end values of unexercised stock options held by the Named Executive Officers.

                                                        TOTAL NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED      TOTAL VALUE OF UNEXERCISED,
                                NUMBER OF                     OPTIONS HELD AT          IN-THE-MONEY OPTIONS HELD
                                 SHARES                       FISCAL YEAR END            AT FISCAL YEAR END(1)
                               ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                            EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   --------   -----------   -------------   -----------   -------------
J. Michael Straka............    19,500      $383,175     104,769        63,179       $1,197,900      $346,623
Donald J. Straka.............        --            --      33,626        25,489          324,312       147,098
Steven T. Klitzing...........        --            --      48,825        23,837          638,659       132,066
Stephen C. Bonnell...........        --            --      50,884        18,459          708,292       110,430
Michael L. Rechkemmer........        --            --      34,782        17,938          432,147        95,815

---------------

(1) This amount represents the difference between the fair market value of one share of CIB Marine common stock on December 31, 2002, ($25.03) and the option exercise price times the total number of shares subject to exercisable or unexercisable options. Because there is no public market for CIB Marine common stock, the $25.03 per share fair market value was derived using the same method for establishing a fair market value for option grants under the Stock Option Plan.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is responsible for developing executive compensation philosophies, determining the components of the compensation to be paid to the President and Chief Executive Officer and the four other highest paid executive officers, and assuring that the compensation program is administered in a manner consistent with compensation objectives.

     EXECUTIVE COMPENSATION

     The Compensation Committee determines the salary of the President and Chief Executive Officer and the four other highest paid executive officers of CIB Marine. The Committee consults with J. Michael Straka relative to the setting of salaries and compensation of the four other highest paid executive officers of CIB Marine. Executive officers' compensation principally consists of a salary, bonus compensation under CIB Marine's bonus plan and stock options. The committee seeks to ensure that executive officer compensation is competitive, promotes both short and long term interests of the shareholders, and includes a variable component linking a portion of compensation with the overall performance of CIB Marine.

     Executive officers base salaries are based upon CIB Marine's performance, individual performance evaluations, salary history and peer group information concerning the compensation levels of executive officers at comparable bank holding companies or banks. The committee considers the payment of Board fees to
J. Michael Straka as part of his annual compensation. In establishing the base salaries of the executive officers for 2002, the committee also took into account CIB Marine's growth and performance in 2001. CIB Marine's net income in 2001 was $26.9 million, as compared to $20.7 million in 2000, an increase of 30.2%. Total assets at December 31, 2001 were approximately $2.9 billion, as compared to $2.5 billion at December 31, 2000, an increase of 19.7%.

     The Compensation and Stock Option Committees periodically review salaries, stock options and other aspects of executive compensation in order to assure that CIB Marine's executive compensation remains competitive with other bank holding companies which are similar in asset size and operate in its geographic markets. The committee seeks to ensure that such compensation represents both the individual's performance as well as the current and past performance of CIB Marine.

     STOCK OPTIONS

     The Compensation and Stock Option Committees believe it is appropriate to more closely align the interests of the executive officers to the future performance of CIB Marine, and to more closely align their interests with shareholders, through the granting of stock options. No stock options were granted to the executive officers during 2002 as shares available for future grants under the plan are limited.

     BONUS PROGRAM

     Employees of CIB Marine and its subsidiaries, including executive officers, are eligible to participate in a cash bonus program provided that CIB Marine and the employee meet certain performance goals. Bonuses are based on a percentage of base salary, which increases in graduated steps in the event that CIB Marine achieves or surpasses budgeted earnings for the fiscal year. Since executive officers and other senior officers are in a better position to contribute to the achievement of such goals, the percentage of base salary that they are eligible to receive as a bonus is proportionately higher. The executive officers were not paid a bonus for 2002 as the financial performance thresholds for CIB Marine set by the Board of Directors were not achieved.

     OTHER BENEFIT PROGRAMS

     CIB Marine provides its employees with vacation, holiday and insurance protection plans, including medical, dental, life, accidental death and dismemberment, travel and accident, and disability. CIB Marine also makes available to its employees a 401(k) plan which permits participants to make, subject to various limitations, voluntary tax deferred contributions of up to 15% of annual compensation. During 2002, CIB

Marine did not match employee contributions to the 401(k) plan. Commencing January 1, 2003, CIB Marine began providing all employees of CIB Marine participating in the 401(k) Plan a match equal to 25% of the employee's deferral up to 1% of the employee's salary. CIB Marine also has an employee stock ownership plan for the benefit of employees who are eighteen years or older and have achieved a certain length of service. Executive officers are eligible to participate in all of these plans.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code (the "Code") and related regulations provide that a public company may not deduct, for federal income tax purposes, compensation in excess of $1 million per year paid to certain executive officers employed by CIB Marine at year-end, other than compensation which qualifies as "performance-based compensation" under the Code and related regulations or is otherwise exempt from the provisions of Section 162(m). In designing future compensation programs for the Chief Executive Officer and the other highly compensated executive officers, the committees will take into account the deductibility of such compensation under Section 162(m).

                                            Respectfully Submitted,
                                            The Compensation and Stock Option
                                            Committees
                                            Howard E. Zimmerman (Committee
                                            Chairman)
                                            W. Scott Blake
                                            Dean M. Katsaros
                                            Donald M. Trilling

--------------------------------------------------------------------------------
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

     The following persons are known to CIB Marine to be the beneficial owners of more than 5% of the outstanding common stock of CIB Marine as of April 7, 2003, based on information available to CIB Marine.

                                                          NUMBER OF SHARES
                                                          OF COMMON STOCK      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED   COMMON STOCK
------------------------------------                     ------------------   ------------
Strategic Capital Trust Company........................        928,500(1)         5.07%
1608 Broadmoor Drive
Champaign, Illinois 61821
John and Mary Lydia Hadley.............................      1,116,950(2)         6.10%
915 W. Park Avenue
Champaign, Illinois 61821

---------------

(1) Based on Schedule 13G filed with the Securities and Exchange Commission on March 19, 2003, by Strategic Capital Trust Company.

(2) Based solely on information in CIB Marine's stock transfer records.

--------------------------------------------------------------------------------
                            COMMON STOCK PERFORMANCE
--------------------------------------------------------------------------------

     The following graph compares, on a cumulative basis, the percentage changes since June 25, 1998 in (a) the total shareholder return on the common stock, based on CIB Marine's book value, (b) the total return of all U.S. companies listed on The Nasdaq Stock Market ("NASDAQ U.S."), and (c) the total return of banks traded on the NASDAQ Market ("NASDAQ Bank"). CIB Marine's common stock was registered under Section 12(b) of the Securities Exchange Act of 1934 on June 25, 1998, and information is therefore provided only since June 25, 1998. The stock price performance shown in the graph should not be considered indicative of potential future stock price performance.

                                      LOGO

                       6/25/98(1)   12/31/98   6/30/99   12/31/99   6/30/00   12/31/00   6/30/01   12/31/01   6/30/02   12/31/02
                       ----------   --------   -------   --------   -------   --------   -------   --------   -------   --------
NASDAQ U.S...........       100     117.681    144.163   218.398     212.86   132.592    115.993   104.677     78.530    71.676
NASDAQ Bank..........       100      87.608     89.005    80.616     71.371    92.444    100.381   101.760    114.675   106.355
CIB Marine...........       100     104.302    107.791   113.953    122.326   133.721    145.233   154.302    163.953   166.279

---------------

(1) Book value is calculated by CIB Marine only at month end; therefore, the initial value for CIB Marine Bancshares, Inc. is based on the book value as of June 30, 1998.

     There is no established public trading market for CIB Marine's common stock, and CIB Marine has information concerning only isolated transactions in its common stock in 1998, 1999, 2000, 2001 and 2002. The information provided for CIB Marine is therefore based on changes in book value and may not be representative of shareholder return.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors of CIB Marine:

     (1) Reviewed and discussed the audited financial statements with management;

     (2) Discussed with its independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61;

     (3) Received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1; and

     (4) Discussed with KPMG LLP the auditors' independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CIB Marine's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of CIB Marine's annual financial statements for 2002 and 2001, and fees billed for other services rendered by KPMG LLP.

                                                                2002       2001
                                                              --------   --------
Audit fees(1)...............................................  $331,580   $292,328
Audit related fees(2).......................................   233,450     29,600
Tax fees(3).................................................   162,500     85,275
                                                              --------   --------
Total fees..................................................  $727,530   $407,203
                                                              ========   ========

---------------

(1) Includes $60,000 paid by CIB Marine during 2002 for audit services related to Canron Corporation, a company in which CIB Marine acquired an 84% interest in October 2002 and which is held for disposal.

(2) Audit related fees consisted of audits of financial statements of certain employee benefit plans, audits of mortgage banking compliance and due diligence services, and included $203,750 in fees for an audit of Canron.

(3) Tax fees consisted of fees for tax consultation and tax compliance services, and included $115,500 paid in relation to Canron.

     The Audit Committee has considered whether the provision of non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

     The Board of Directors has adopted a written Charter for the Audit Committee. A copy of the Charter is included in this Proxy Statement as Appendix A.

                                            Respectfully Submitted,
                                            The Audit Committee
                                            Dean M. Katsaros (Committee
                                            Chairman)
                                            C. Todd Atkins
                                            Norman E. Baker
                                            W. Scott Blake
                                            Donald M. Trilling

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     CIB Marine's independent public accountants for the fiscal year ended December 31, 2002, were KPMG LLP. CIB Marine's Audit Committee has reappointed KPMG LLP to continue as the independent public accountants for the fiscal year ending December 31, 2003. Representatives of KPMG LLP are expected to attend the meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

--------------------------------------------------------------------------------
                        YEAR 2004 STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in CIB Marine's proxy statement in connection with next year's annual meeting, a shareholder proposal to take action at such meeting must be in writing and received by the Secretary of CIB Marine, at the address set forth on the first page of this Proxy Statement, no later than December 18, 2003. Any shareholder proposal submitted to CIB Marine for inclusion in the proxy statement will be subject to Rule 14a-8 under the Securities Exchange Act of 1934. Also, under CIB Marine's Bylaws, other proposals that are not included in the proxy statement will be considered timely and may be presented at next year's annual meeting if the requirements described below are satisfied.

--------------------------------------------------------------------------------
                           ADVANCE NOTICE PROVISIONS
--------------------------------------------------------------------------------

     The Bylaws of CIB Marine provide an advance notice procedure for nominations to the Board of Directors and certain business to be brought before an annual meeting. Generally, in order for a shareholder to make a nomination or bring business before an annual meeting, the shareholder must give notice thereof in writing to the Secretary of CIB Marine no later than the close of business on the 60th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting. The shareholder must also comply with certain other provisions set forth in CIB Marine's Bylaws. For a copy of CIB Marine's Bylaws, which includes the provisions relating to advance notice for nominations and proposals, an interested shareholder should contact the Secretary of CIB Marine at N27 W24025 Paul Court, Pewaukee, Wisconsin 53072.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business or matter, which will be presented for consideration at the meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

                                                                      APPENDIX A

                          CIB MARINE BANCSHARES, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is a committee of the Board of Directors (the "Board") of CIB Marine Bancshares, Inc. ("CIB Marine"). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process.

ORGANIZATION, MEMBERSHIP AND MEETINGS

The Committee shall be comprised of at least four directors who qualify as independent directors within the meaning of Rule 4200(a)(14) of the Rules of the National Association of Securities Dealers. Additionally, in determining whether an outside Director is independent of Management, the Board shall also consider whether the Director serves or served as a consultant, advisor, promoter, underwriter, legal counsel, or trustee of or to CIB Marine or its affiliates; or, directly or indirectly, holds or controls, or has held or controlled, greater than 10% of any outstanding class of voting securities in CIB Marine or its affiliates; and has outstanding extensions of credit from CIB Marine or its affiliates, unless such credit was made in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons and in accordance with applicable law.

Members of the Committee, including the chairperson of the Committee, shall be appointed annually by the Board and should have a basic understanding of finance and accounting and be able to read and understand financial statements. At least one member of the Committee shall have accounting or related financial management expertise. Members may be replaced by the Board at any time, but shall otherwise serve until a successor has been named.

The Committee shall meet at least four times a year, with the authority to convene additional meetings, as circumstances require. The Committee may invite members of management, internal auditors, independent auditors, legal counsel or others to attend meetings and to provide relevant information. The Committee may include non-Committee members at its meetings, and shall hold, when deemed necessary or appropriate by the Committee, an executive session of the meeting at which only independent directors are present. The Committee shall consider meeting in separate session(s) with CIB Marine's internal general auditor ("General Auditor"), the independent auditor, and/or management to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee.

The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the corporate records of CIB Marine.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties hereunder, the Committee shall:

     - Review and update its charter annually for approval by the Board and publish the same as required by applicable law.

     - Be directly and solely responsible for the oversight, engagement and termination of any independent auditor of CIB Marine for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee.

     - Approve in advance the engagement of the independent auditor for all audit services and non-audit services, and approve the fees and other terms of any such engagement.

     - Ratify management's appointment, replacement, reassignment, or dismissal of the General Auditor.

     - Confirm and monitor the independence of both the independent auditor and the General Auditor. On an annual basis, or more often if deemed necessary, receive from the independent auditor the letter required by the Independence Standards Board Statement No. 1, as amended, and discuss with the independent auditor all significant relationships they have with CIB Marine that could impair the auditor's independence.

     - Establish policies for the hiring of employees or former employees of the independent auditor, taking into consideration the impact of such policies on auditor independence.

     - Review and approve the annual audit plan, including staffing, relative to CIB Marine's internal audit ("Internal Audit") and the independent auditor, prior to the audit.

     - Review with management and the independent auditor at the completion of the annual audit:

           - The results of the independent auditor's audit of the financial statements and related footnotes.

           - Other matters related to the conduct of the audit which are to be communicated to the Committee under either generally accepted auditing standards including Statement of Auditing Standards No. 61, as amended, or relevant regulatory requirements.

     - Consider and review with the General Auditor and independent auditor the adequacy and effectiveness of internal controls over the financial reporting process.

     - Prepare an annual report to shareholders as required by the Securities and Exchange Commission to be included in the annual proxy statement.

     - Consider and review with management and the General Auditor significant findings summarized in a report from the General Auditor to the Committee, along with management's response and follow-up on previous audit recommendations regarding compliance with Board approved risk management policies and procedures;

     - Inquire of management, the General Auditor and the independent auditor about significant risks or exposures, and assess the steps taken to appropriately manage such risks;

     - Consider and review with management the performance of the General
       Auditor;

     - Review material legal and regulatory matters that could have a significant impact on CIB Marine's financial statements;

     - Periodically review and update CIB Marine's Code of Ethics, review the results of monitoring for compliance by management and/or Internal Audit, and provide for and review prompt disclosure to the public of any change in, or waiver of such Code of Ethics;

     - Report Committee actions to the Board with such recommendations as the Committee may deem appropriate;

     - Have the power and authority to investigate any matters within the Committee's scope of responsibilities;

     - Have the power and authority to retain independent counsel, accountants, advisors or others to assist it in the performance of its duties or responsibilities, or in the conduct of any investigation, and to pay any and all fees and expenses of such advisors and experts deemed necessary by the Committee. The fees and expenses of the advisors and experts shall be paid by CIB Marine;

     - Consider and review with management and the General Auditor the budget, staffing and charter of Internal Audit;

     - Review its own performance, at least annually, for purposes of self-evaluation and encourage the continuing improvement of the Committee in the performance of its duties and responsibilities; and

     - Perform such other activities consistent with this Charter, CIB Marine's Bylaws and governing law, and as the Board or Committee deems necessary or appropriate.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that CIB Marine's financial statements are complete and accurate and are in accordance with accounting principles accepted in the United States of America. This is the responsibility of management.

Adopted on April 9, 2003

                                                                               +

HOLDER ACCOUNT NUMBER C 1234567890                  J N T

--------------------------------------------------------------------------------
PROXY - CIB MARINE BANCSHARES, INC.
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR each of the three listed nominees. Please vote "For" or "Withhold" for each listed nominee.


                             FOR       WITHHOLD

01 - C. Todd Atkins          [ ]         [ ]

02 - John T. Bean            [ ]         [ ]

03 - J. Michael Straka       [ ]         [ ]

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)

--------------------------------------------------    --------------------------------------------------    --------------------
                                                                                                                  /   /
--------------------------------------------------    --------------------------------------------------    --------------------

                      6 U P X     H H H     P P P P       002005
--------------------------------------------------------------------------------
MR A SAMPLE                                      HOLDER ACCOUNT NUMBER
DESIGNATION (IF ANY)
ADD 1                                            C 1234567890     J N T
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

                                                                               +

                                                  000000 0000000000 0 0000
CIB MARINE BANCSHARES, INC.
                                                  000000000.000 ext
                                                  000000000.000 ext
                                                  000000000.000 ext
MR A SAMPLE                                       000000000.000 ext
DESIGNATION (IF ANY)                              000000000.000 ext
ADD 1                                             000000000.000 ext
ADD 2                                             000000000.000 ext
ADD 3
ADD 4                                             HOLDER ACCOUNT NUMBER
ADD 5
ADD 6                                             C 1234567890       J N T

                                                  [ ]   Mark this box with an X
                                                        if you have made changes
                                                        to your name or address
                                                        details above.

ANNUAL MEETING PROXY CARD

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN 53072
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Steven T. Klitzing and Donald J. Straka, or either of them, as the undersigned proxies, each with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in CIB Marine Bancshares, Inc. at the annual meeting of shareholders of CIB Marine Bancshares, Inc. to be held on Thursday, May 22, 2003, and at any adjournment thereof, with the same authority as if the undersigned were personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)



 [ ]          5 U P X         H H H         P P P P          002005        +


--------------------------------------------------------------------------------

ADMISSION TICKET

Please tear off this Admission Ticket. If you plan to attend the annual meeting of stockholders, you will need this ticket to gain entrance to the meeting. Please refer to the map below for directions to the annual meeting of shareholders.

The annual meeting of shareholders will be held at the following address:
Alto-Shaam, W164 N9221 Water Street, Menomonee Falls, WI, on Thursday, May 22, 2003.

You must present this ticket to gain admission to the meeting. You should send in your proxy even if you plan to attend the meeting.

                                   ALTO-SHAAM

                                     (MAP)